                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 8, 2000
                Date of Report (Date of earliest event reported)


                         Global TeleSystems Group, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-23717                    94-3068423
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)



         4121 Wilson Boulevard
               8th Floor
          Arlington, VA 22203                                       22203
(Address of principal executive offices)                          (Zip Code)



                                 (703) 236-3100
              (Registrant's telephone number, including area code)

Item 5. Other Events.

        On February 8, 2000, Global TeleSystems Group, Inc. (the "Company") announced its results of operations for the Fourth Quarter 1999 and fiscal year 1999. The Company's press release announcing such results of operations is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits


Designation                     Description of Exhibit

   99.1 Press release announcing Fourth Quarter 1999 and fiscal year 1999 results of operations for Global TeleSystems Group, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Global TeleSystems Group, Inc.
                                      (Registrant)


                                      /s/ ARNOLD Y. DEAN
Date:  February 8, 2000               ------------------------------------------
                                      Arnold Y. Dean
                                      Vice President, Deputy General Counsel and
                                      Assistant Secretary

                                 EXHIBIT INDEX



Exhibit
  No.                             Description
-------                           -----------

99.1 Press release announcing Fourth Quarter 1999 and fiscal year 1999 results of operations for Global TeleSystems Group, Inc.